Exhibit 10.25
REGISTRATION RIGHTS AGREEMENT
     This Registration Rights Agreement (this “Agreement”) is made and entered into as of September 25, 2009, by and among Cardica, Inc., a Delaware corporation (the “Company”), and the several purchasers signatory hereto (each a “Purchaser” and collectively, the “Purchasers”).
     This Agreement is made pursuant to the Securities Purchase Agreement, dated as of September 25, 2009, between the Company and each Purchaser (the “Purchase Agreement”).
     Now, Therefore, In Consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Purchasers agree as follows:
     1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:
     “Advice” shall have the meaning set forth in Section 6(f).
     “Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.
     “Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.
     “Closing” has the meaning set forth in the Purchase Agreement.
     “Closing Date” has the meaning set forth in the Purchase Agreement.
     “Commission” means the Securities and Exchange Commission.
     “common stock” means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock may hereinafter be reclassified.
     “Effective Date” means the date that the Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission.
     “Effectiveness Deadline” means, with respect to the Initial Registration Statement or the New Registration Statement, the earlier of: (i) the 90th calendar day following the Closing Date; provided, that, if the Commission reviews and has written comments to a filed Registration Statement, then the Effectiveness Deadline under this clause (i) shall be the 120th calendar day following the Closing Date, and (ii) the tenth (10th) Trading Day following the date on which the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments and the effectiveness of the Registration

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Statement may be accelerated; provided, however, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.
     “Effectiveness Period” shall have the meaning set forth in Section 2(b).
     “Event” shall have the meaning set forth in Section 2(c).
     “Event Date” shall have the meaning set forth in Section 2(c).
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
     “Filing Deadline” means, with respect to the Registration Statement required to be filed pursuant to Section 2(a), the 30th calendar day following the Closing Date, provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next business day on which the Commission is open for business.
     “Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.
     “Indemnified Party” shall have the meaning set forth in Section 5(c).
     “Indemnifying Party” shall have the meaning set forth in Section 5(c).
     “Losses” shall have the meaning set forth in Section 5(a).
     “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
     “Principal Market” means the Trading Market on which the common stock is primarily listed on and quoted for trading, which, as of the Closing Date, shall be the Nasdaq Global Market.
     “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
     “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the

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Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
     “Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement or document.
     “Registrable Securities” means all of (i) the Shares, (ii) the Warrant Shares and (iii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing, provided, that the Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided, further, that Shares and Warrant Shares shall cease to be Registrable Securities upon the earliest to occur of the following: (A) sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such security sold shall cease to be a Registrable Security); or (B) becoming eligible for sale by the Holder, without notice or restriction, pursuant to Rule 144 provided that, if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.
     “Registration Statements” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation the Initial Registration Statement, the New Registration Statement and any Remainder Registration Statements), amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.
     “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
     “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
     “Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
     “SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.
     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

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     “Selling Stockholder Questionnaire” means a questionnaire in the form attached as Annex B hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.
     “Shares” means the shares of common stock issued or issuable to the Purchasers pursuant to the Purchase Agreement.
     “Special Registration Statement” shall mean a registration statement relating to any employee benefit plan under Form S-8 or similar form or with respect to any corporate reorganization or other transaction under Rule 145 of the Securities Act.
     “Trading Day” means (i) a day on which the common stock is listed or quoted and traded on its Principal Market (other than the OTC Bulletin Board), or (ii) if the common stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the common stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the common stock is not quoted on any Trading Market, a day on which the common stock is quoted in the over-the-counter market as reported in the “pink sheets” by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the common stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.
     “Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the common stock is listed or quoted for trading on the date in question.
     “Warrants” means the Warrants issued pursuant to the Purchase Agreement.
     “Warrant Shares” means the shares of common stock issued or issuable upon exercise of the Warrants.
     2. Registration.
          (a) On or prior to the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holders may reasonably specify (the “Initial Registration Statement”). The Initial Registration Statement shall be on Form S-3 (except if the Company is then ineligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on Form S-1) subject to the provisions of Section 2(f) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” section attached hereto as Annex A. Notwithstanding the registration obligations set forth in this subsection (a) and subsections (b) and (c) of this Section 2, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the holders thereof and use its commercially

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reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (ii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, the Manual of Publicly Available Telephone Interpretations D.29. Notwithstanding any other provision of this Agreement and subject to the payment of liquidated damages in Section 2(c), if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will first be reduced by Registrable Securities represented by holders of Warrant Shares (applied, in the case that some Warrant Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Warrant Shares held by such Holders) and second by Registrable Securities represented by Shares (applied, in the case that some Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Shares held by such Holders, subject to a determination by the Commission that certain Holders must be reduced first based on the number of Shares held by such Holders). In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or staff guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”).
          (b) The Company shall use its commercially reasonable efforts to cause each Registration Statement to be declared effective by the Commission as soon as practicable and, with respect to the Initial Registration Statement or the New Registration Statement, as applicable, no later than the Effectiveness Deadline (including filing with the Commission a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act within five (5) Business Days after the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed,” or not be subject to further review and the effectiveness of such Registration Statement may be accelerated) and shall use its commercially reasonable efforts to keep each Registration Statement continuously effective under the Securities Act until the earlier of (i) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders or (ii) the date that all Shares and Warrant Shares covered by such Registration Statement cease to be Registrable Securities hereunder (the “Effectiveness Period”). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to

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make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. Each Registration Statement shall also cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of common stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 pm Eastern Time on the Effective Date. The Company shall promptly notify the Holders via facsimile or e-mail of the effectiveness of a Registration Statement within one (1) Business Day of the date on which the Company telephonically confirms effectiveness with the Commission, which confirmation shall initially be the date requested for effectiveness of a Registration Statement. The Company shall, by 9:30 am Eastern Time on the first Trading Day after the Effective Date, file a Rule 424(b) prospectus with the Commission. Failure to so notify the Holders on or before the second Trading Day after such notification or effectiveness or failure to file a final Prospectus as aforesaid shall be deemed an Event under Section 2(c).
          (c) If: (i) the Initial Registration Statement is not filed with the Commission on or prior to the Filing Deadline, (ii) the Initial Registration Statement or the New Registration Statement, as applicable, is not declared effective by the Commission (or otherwise does not become effective) for any reason on or prior to the Effectiveness Deadline or (iii) after its Effective Date, (A) such Registration Statement ceases for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), but excluding the inability of any Holder to sell the Registrable Securities covered thereby due to market conditions, to remain continuously effective as to all Registrable Securities for which it is required to be effective or (B) the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities, in the case of (A) and (B), for an aggregate of more than 20 consecutive Trading Days or for more than an aggregate of 40 Trading Days in any 12-month period (which need not be consecutive), other than as a result of a breach of this Agreement by a Holder or a Holder’s failure to return a Selling Stockholder Questionnaire within the time period provided by Section 2(e) hereof (any such failure or breach in clauses (i) through (iii) above being referred to as an “Event,” and, for purposes of clauses (i) or (ii), the date on which such Event occurs, or for purposes of clause (iii), the date on which such 20 consecutive or 40 Trading Day period (as applicable) is exceeded, being referred to as “Event Date”), then in lieu of any other rights available to the Holders hereunder or under applicable law: (x) within five (5) Business Days after each such Event Date, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities held by such Holder on the Event Date (which remedy shall be exclusive of any other remedies available under this Agreement or under applicable law); and (y) on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder (which remedy shall be exclusive of any other remedies available under this Agreement or under applicable law). The parties agree that the Company will not be liable for liquidated damages under this Section 2(c) with respect to (AA) any Warrants or Warrant Shares or (BB) any Shares that are excluded from the Initial Registration Statement or the New Registration Statement, as applicable, by the Commission as a result of the

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application of Rule 415. If the Company fails to pay any liquidated damages pursuant to this Section in full within five (5) Business Days after the date payable, the Company will pay interest thereon at a rate of 1.5% per month (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date. In the event that the Company registers some but not all of the Registrable Securities, the 1.0% of liquidated damages referred to above for any monthly period shall be reduced to equal the percentage determined by multiplying 1.0% by a fraction, the numerator of which shall be the number of Registrable Securities for which there is not an effective Registration Statement at such time and the denominator of which shall be the number of Registrable Securities at such time. The Effectiveness Deadline for a Registration Statement shall be extended without default or liquidated damages hereunder in the event that the Company’s failure to obtain the effectiveness of the Registration Statement on a timely basis results from (i) the failure of a Purchaser to timely provide the Company with information requested by the Company and necessary to complete the Registration Statement in accordance with the requirements of the Securities Act (in which the Effectiveness Deadline would be extended with respect to Registrable Securities held by such Purchaser) or (ii) events or circumstances that are not in any way attributable to the Company’s actions or inactions.
          (d) The Company shall not, from the date hereof until the date that is 60 days after the Effective Date of the Registration Statement, prepare and file with the Commission a registration statement relating to an offering for its own account under the Securities Act of any of its equity securities other than a registration statement on Form S-8 or, in connection with an acquisition, on Form S-4 unless the Closing Bid Price for the Common Stock on the Trading Day prior to the date of filing any registration statement was greater than the Purchase Price. For the avoidance of doubt, the Company shall not be prohibited from preparing and filing with the Commission a registration statement relating to an offering of Common Stock by existing stockholders of the Company under the Securities Act pursuant to the terms of registration rights held by such stockholders.
          (e) Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a “Selling Stockholder Questionnaire”) not more than ten (10) Trading Days following the date of this Agreement. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in a Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Questionnaire. If a Holder of Registrable Securities returns a Questionnaire after the deadline specified in the previous sentence, the Company shall use its commercially reasonable efforts to take such actions as are required to name such Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Questionnaire. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

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          (f) In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Holders and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.
     3. Registration Procedures
     In connection with the Company’s registration obligations hereunder, the Company shall:
          (a) Not less than five Trading Days prior to the filing of a Registration Statement and not less than one Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (except for Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports), the Company shall furnish to the Holder copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of such Holder (it being acknowledged and agreed that if a Holder does not object to or comment on the aforementioned documents within such five (5) Trading Day or one (1) Trading Day period, as the case may be, then the Holder shall be deemed to have consented to and approved the use of such documents). The Company shall not file any Registration Statement or amendment or supplement thereto in a form to which a Holder reasonably objects in good faith, provided that, the Company is notified of such objection in writing within the five (5) Trading Day or one (1) Trading Day period described above, as applicable.
          (b) (i) Prepare and file with the Commission such amendments (including post-effective amendments) and supplements to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as “Selling Stockholders” but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement until such time as all of such Registrable Securities shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that each Purchaser shall be responsible for the delivery of the Prospectus to the Persons to whom such Purchaser sells any of the Shares or the Warrant Shares (including in

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accordance with Rule 172 under the Securities Act), and each Purchaser agrees to dispose of Registrable Securities in compliance with the plan of distribution described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report which created the requirement for the Company to amend or supplement such Registration Statement was filed.
          (c) Notify the Holders (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three Trading Days prior to such filing, in the case of (iii) and (iv) below, not more than one Trading Day after such issuance or receipt, in the case of (v) below, not less than one Trading Day after a determination by the Company that the financial statements in any Registration Statement have become ineligible for inclusion therein and, in the case of (vi) below, not more than one Trading Day after the occurrence or existence of such development) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on any Registration Statement (in which case the Company shall provide to each of the Holders true and complete copies of all comments that pertain to the Holders as a “Selling Stockholder” or to the “Plan of Distribution” and all written responses thereto, but not information that the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as “Selling Stockholders” or the “Plan of Distribution”; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading; and (vi) the occurrence or existence of any pending development with respect to the

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Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; provided, further, that notwithstanding each Holder’s agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information.
          (d) Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.
          (e) If requested by a Holder, furnish to such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.
          (f) Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify, unless an exemption from registration and qualification applies, the Registrable Securities for offer and sale or resale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject the Company to general service of process in any jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.
          (g) If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request. In connection therewith, if required by the Company’s transfer agent, the Company shall promptly after the effectiveness of the Registration Statement cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent, which authorize and direct the transfer agent to issue such Registrable Securities without legend upon sale by the holder of such shares of Registrable Securities under the Registration Statement.

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          (h) Following the occurrence of any event contemplated by Section 3(c)(iii) through (vi), as promptly as reasonably practicable, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.
          (i) (i) In the time and manner required by the Principal Market, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities, (ii) use commercially reasonable efforts to take all steps necessary to cause such Registrable Securities to be approved for listing on the Principal Market as soon as possible thereafter, (iii) if requested by any Holder, provide such Holder evidence of such listing, and (iv) during the Effectiveness Period, use commercially reasonable efforts to maintain the listing of such Registrable Securities on the Principal Market.
          (j) In order to enable the Holders to sell Shares or Warrant Shares under Rule 144, for a period of one year from the Closing, the Company covenants to use commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. During such one year period, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will use commercially reasonable efforts to take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including compliance with the provisions of the Purchase Agreement relating to the transfer of the Shares and Warrant Shares.
          (k) The Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of common stock beneficially owned by such Holder and any Affiliate thereof, (ii) any FINRA affiliations, (iii) any natural persons who have the power to vote or dispose of the common stock and (iv) any other information as may be requested by the Commission, the FINRA or any state securities commission. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of Registrable Securities because any Holder fails to furnish such information within three Trading Days of the Company’s request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely

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because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.
          (l) The Company shall promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.
          (m) The Company shall comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the Commission pursuant to Rule 424 under the Securities Act, promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to make available a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.
     4. Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel for any Holder) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the common stock is then listed for trading, (B) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (C) with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to NASD Rule 2710 (or any successor rule), so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit

12.

and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.
     5. Indemnification.
          (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, managers, stockholders, Affiliates and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus, or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex A hereto for this purpose), (B) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(vi), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated and defined in Section 6(f) below, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected or (C) any such Losses arise out of the Purchaser’s (or any other indemnified Person’s) failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented) to the Persons asserting an untrue statement or alleged untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such Prospectus or supplement. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c)) and shall survive the transfer of the Registrable Securities by the Holders.

13.

          (b) Indemnification by Holders. Each Holder shall, notwithstanding any termination of this Agreement, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent that, such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, (ii) to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(vi), to the extent related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(f). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.
          (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.
     An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the

14.

Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.
     Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within twenty Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder). The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 5, except to the extent that the Indemnifying Party is prejudiced in its ability to defend such action.
          (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.
     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), (A) no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds

15.

actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (B) no contribution will be made under circumstances where the maker of such contribution would not have been required to indemnify the Indemnified Party under the fault standards set forth in this Section 5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
     The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.
     6. Miscellaneous.
          (a) Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.
          (b) No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in a Registration Statement other than the Registrable Securities, and the Company shall not prior to the Effective Date enter into any agreement providing any such right to any of its security holders.
          (c) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter, except for, and as provided in the Transaction Documents.
          (d) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.
          (e) Suspension of Trading. At any time after the Registrable Securities are covered by an effective Registration Statement, the Company may deliver to the Holders of such Registrable Securities a certificate (the “Suspension Certificate”) approved by the Chief Executive Officer or Chief Financial Officer of the Company and signed by an officer of the

16.

Company stating that the effectiveness of and sales of Registrable Securities under the Registration Statement would:
               (i) materially interfere with any transaction that would require the Company to prepare financial statements under the Securities Act that the Company would otherwise not be required to prepare in order to comply with its obligations under the Exchange Act, or
               (ii) require public disclosure of a material transaction or event prior to the time such disclosure might otherwise be required.
     Upon receipt of a Suspension Certificate by Holders of Registrable Securities, such Holders of Registrable Securities shall refrain from selling or otherwise transferring or disposing of any Registrable Securities then held by such Holders for a specified period of time (a “Suspension Period”) that is customary under the circumstances (not to exceed twenty (20) days). Notwithstanding the foregoing sentence, the Company shall be permitted to cause Holders of Registrable Securities to so refrain from selling or otherwise transferring or disposing of any Registrable Securities on only two (2) occasions during each twelve (12) consecutive month period that the Registration Statement remains effective with no less than twenty (20) calendar days in between Suspension Periods. The Company may impose stop transfer instructions to enforce any required agreement of the Holders under this Section 6(e). Immediately after the end of any Suspension Period, the Company shall take all necessary actions (including filing any required supplemental prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of the Holders to publicly resell, pursuant to such effective Registration Statement, their Registrable Securities covered by such Registration Statement.
          (f) Discontinued Disposition. Each Holder further agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii)-(vi), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(c) as qualified by Section 3(a).
          (g) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified, supplemented or waived unless the same shall be in writing and signed by the Company and Holders holding a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

17.

          (h) Term. The registration rights provided to the Holders of Registrable Securities hereunder, and the Company’s obligation to keep the Registration Statements effective, shall terminate at such time as there are no Registrable Securities. Notwithstanding the foregoing, Section 2(c), Section 4, Section 5, Section 6(i), Section 6(l), Section 6(m), Section 6(n), Section 6(o), Section 6(p) and Section 6(q) shall survive the termination of this Agreement.
          (i) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.
          (j) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights or obligations hereunder without the prior written consent of all the Holders of the then outstanding Registrable Securities (other than by merger or consolidation or to an entity which acquires the Company including by way of acquiring all or substantially all of the Company’s assets). The rights of the Holders hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, may be assigned by each Holder to transferees or assignees of all or any portion of the Registrable Securities, but only if (i) the Holder agrees in writing with the transferee or assignee to assign such rights and related obligations under this Agreement, and for the transferee or assignee to assume such obligations, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein that apply to the “Holders” and (iv) the transferee is an “accredited investor,” as that term is defined in Rule 501 of Regulation D.
          (k) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.
          (l) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

18.

          (m) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.
          (n) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
          (o) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
          (p) Currency. Unless otherwise indicated, all dollar amounts referred to in this Agreement are in United States Dollars. All amounts owing under this Agreement are in United States Dollars. All amounts denominated in other currencies shall be converted in the United States Dollar equivalent amount in accordance with the applicable exchange rate in effect on the date of calculation.
          (q) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.
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SIGNATURE PAGES TO FOLLOW]

19.

     In Witness Whereof, the parties have executed this Registration Rights Agreement as of the date first written above.

CARDICA, INC.
By:	/s/ Robert Y. Newell
	Name:	Robert Y. Newell
	Title:	Chief Financial Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGES OF HOLDERS TO FOLLOW]

20.

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Sutter Hill Ventures, a California Limited Partnership

AUTHORIZED SIGNATORY

By:	/s/ William H. Younger, Jr.
Name: William H. Younger, Jr.
Title: Managing Director of the General Partner

ADDRESS FOR NOTICE

c/o Sutter Hill Ventures

Street: 755 Page Mill Rd., Suite A-200

City/State/Zip: Palo Alto, CA 94304-1005

Attention: Robert Yin

Tel: (650) 493-5600

Fax:

Email: robert@shv.com

21.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

G. LEONARD BAKER, JR. AND MARY ANNE BAKER, CO-TRUSTEES OF THE BAKER REVOCABLE TRUST U/A/D 2/3/03

AUTHORIZED SIGNATORY

By:	/s/ Robert Yin
Name: Robert Yin
Title: Power of Attorney

ADDRESS FOR NOTICE

c/o Sutter Hill Ventures

Street: 755 Page Mill Rd., Suite A-200

City/State/Zip: Palo Alto, CA 94304-1005

Attention: Robert Yin

Tel: (650) 493-5600

Fax:

Email: robert@shv.com

22.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

SAUNDERS HOLDINGS, L.P.

AUTHORIZED SIGNATORY

By:	/s/ Robert Yin
Name: Robert Yin
Title: Power of Attorney

ADDRESS FOR NOTICE

c/o Sutter Hill Ventures

Street: 755 Page Mill Rd., Suite A-200

City/State/Zip: Palo Alto, CA 94304-1005

Attention: Robert Yin

Tel: (650) 493-5600

Fax:

Email: robert@shv.com

23.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

WILLIAM H. YOUNGER, JR., TRUSTEE OF THE WILLIAM H. YOUNGER, JR. REVOCABLE TRUST U/A/D 8/5/09

AUTHORIZED SIGNATORY

By:	/s/ William H. Younger, Jr.
Name:	William H. Younger, Jr.
Title:	Trustee

ADDRESS FOR NOTICE

c/o Sutter Hill Ventures

Street: 755 Page Mill Rd., Suite A-200

City/State/Zip: Palo Alto, CA 94304-1005

Attention: Robert Yin

Tel: (650) 493-5600

Fax:

Email: robert@shv.com

24.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

YOVEST, L.P.

AUTHORIZED SIGNATORY

By: Name:	/s/ William H. Younger, Jr. William H. Younger, Jr.
Title: Trustee of The Younger Living Trust U/A/D 1/20/95, General Partner

ADDRESS FOR NOTICE

c/o Sutter Hill Ventures

Street: 755 Page Mill Rd., Suite A-200

City/State/Zip: Palo Alto, CA 94304-1005

Attention: Robert Yin

Tel: (650) 493-5600

Fax:

Email: robert@shv.com

25.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

GREGORY P. SANDS AND SARAH J.D. SANDS AS TRUSTEES OF GREGORY P. AND SARAH J.D. SANDS TRUST AGREEMENT DATED 2/24/99

AUTHORIZED SIGNATORY

By:	/s/ Gregory P. Sands
Name: Gregory P. Sands
Title: Trustee

ADDRESS FOR NOTICE

c/o Sutter Hill Ventures

Street: 755 Page Mill Rd., Suite A-200

City/State/Zip: Palo Alto, CA 94304-1005

Attention: Robert Yin

Tel: (650) 493-5600

Fax:

Email: robert@shv.com

26.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

JAMES C. GAITHER, TRUSTEE OF THE GAITHER REVOCABLE TRUST U/A/D 9/28/2000

AUTHORIZED SIGNATORY

By:	/s/ Robert Yin
Name: Robert Yin
Title: Power of Attorney

ADDRESS FOR NOTICE

c/o Sutter Hill Ventures

Street: 755 Page Mill Rd., Suite A-200

City/State/Zip: Palo Alto, CA 94304-1005

Attention: Robert Yin

Tel: (650) 493-5600

Fax:

Email: robert@shv.com

27.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

JAMES N. WHITE AND PATRICIA A. O’BRIEN AS TRUSTEES OF THE WHITE FAMILY TRUST U/A/D 4/3/97

AUTHORIZED SIGNATORY

By:	/s/ James N. White

Name: James N. White
Title: Trustee

ADDRESS FOR NOTICE

c/o Sutter Hill Ventures

Street: 755 Page Mill Rd., Suite A-200

City/State/Zip: Palo Alto, CA 94304-1005

Attention: Robert Yin

Tel: (650) 493-5600

Fax:

Email: robert@shv.com

Email:

28.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

JEFFREY W. BIRD AND CHRISTINA R. BIRD AS TRUSTEES OF JEFFREY W. AND CHRISTINA R. BIRD TRUST AGREEMENT DATED 10/31/00

AUTHORIZED SIGNATORY

By:	/s/ Robert Yin
Name: Robert Yin
Title: Power of Attorney

ADDRESS FOR NOTICE

c/o Sutter Hill Ventures

Street: 755 Page Mill Rd., Suite A-200

City/State/Zip: Palo Alto, CA 94304-1005

Attention: Robert Yin

Tel: (650) 493-5600

Fax:

Email: robert@shv.com

Email:

29.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

ANDREW T. SHEEHAN AND NICOLE J. SHEEHAN AS TRUSTEES OF SHEEHAN 2003 TRUST

AUTHORIZED SIGNATORY

By:	/s/ Robert Yin
Name: Robert Yin
Title: Power of Attorney

ADDRESS FOR NOTICE

c/o Sutter Hill Ventures

Street: 755 Page Mill Rd., Suite A-200

City/State/Zip: Palo Alto, CA 94304-1005

Attention: Robert Yin

Tel: (650) 493-5600

Fax:

Email: robert@shv.com

30.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David L. Anderson

AUTHORIZED SIGNATORY

By:	/s/ Vicki M. Bandel

Name: Vicki M. Bandel
Title: Assistant Vice President Trust Officer

ADDRESS FOR NOTICE

c/o Sutter Hill Ventures

Street: 755 Page Mill Rd., Suite A-200

City/State/Zip: Palo Alto, CA 94304-1005

Attention: Robert Yin

Tel: (650) 493-5600

Fax:

Email: robert@shv.com

Email:

31.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO William H. Younger, Jr.

AUTHORIZED SIGNATORY

By:	/s/ Vicki M. Bandel
Name: Vicki M. Bandel
Title: Assistant Vice President Trust Officer

ADDRESS FOR NOTICE

c/o Sutter Hill Ventures

Street: 755 Page Mill Rd., Suite A-200

City/State/Zip: Palo Alto, CA 94304-1005

Attention: Robert Yin

Tel: (650) 493-5600

Fax:

Email: robert@shv.com

Email:

32.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Tench Coxe

AUTHORIZED SIGNATORY

By:	/s/ Vicki M. Bandel
Name: Vicki M. Bandel
Title: Assistant Vice President Trust Officer

ADDRESS FOR NOTICE

c/o Sutter Hill Ventures

Street: 755 Page Mill Rd., Suite A-200

City/State/Zip: Palo Alto, CA 94304-1005

Attention: Robert Yin

Tel: (650) 493-5600

Fax:

Email: robert@shv.com

Email:

33.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David L. Sweet (Rollover)

AUTHORIZED SIGNATORY

By:	/s/ Vicki M. Bandel
Name: Vicki M. Bandel
Title: Assistant Vice President Trust Officer

ADDRESS FOR NOTICE

c/o Sutter Hill Ventures

Street: 755 Page Mill Rd., Suite A-200

City/State/Zip: Palo Alto, CA 94304-1005

Attention: Robert Yin

Tel: (650) 493-5600

Fax:

Email: robert@shv.com

Email:

34.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Diane J. Naar

AUTHORIZED SIGNATORY

By:	/s/ Vicki M. Bandel Name: Vicki M. Bandel
Title: Assistant Vice President Trust Officer

ADDRESS FOR NOTICE

c/o Sutter Hill Ventures

Street: 755 Page Mill Rd., Suite A-200

City/State/Zip: Palo Alto, CA 94304-1005

Attention: Robert Yin

Tel: (650) 493-5600

Fax:

Email: robert@shv.com

Email:

35.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Yu-Ying Chen

AUTHORIZED SIGNATORY

By:	/s/ Vicki M. Bandel
Name: Vicki M. Bandel
Title: Assistant Vice President Trust Officer

ADDRESS FOR NOTICE

c/o Sutter Hill Ventures

Street: 755 Page Mill Rd., Suite A-200

City/State/Zip: Palo Alto, CA 94304-1005

Attention: Robert Yin

Tel: (650) 493-5600

Fax:

Email: robert@shv.com

Email:

36.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Rollover)

AUTHORIZED SIGNATORY

By:	/s/ Vicki M. Bandel
Name: Vicki M. Bandel
Title: Assistant Vice President Trust Officer

ADDRESS FOR NOTICE

c/o Sutter Hill Ventures

Street: 755 Page Mill Rd., Suite A-200

City/State/Zip: Palo Alto, CA 94304-1005

Attention: Robert Yin

Tel: (650) 493-5600

Fax:

Email: robert@shv.com

Email:

37.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Robert Yin

AUTHORIZED SIGNATORY

By:	/s/ Vicki M. Bandel
Name: Vicki M. Bandel
Title: Assistant Vice President Trust Officer

ADDRESS FOR NOTICE

c/o Sutter Hill Ventures

Street: 755 Page Mill Rd., Suite A-200

City/State/Zip: Palo Alto, CA 94304-1005

Attention: Robert Yin

Tel: (650) 493-5600

Fax:

Email: robert@shv.com

38.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Keough Partners, L.P.

AUTHORIZED SIGNATORY

By:	/s/ Michael L. Keough Name: Michael L. Keough
Title: Managing Member

ADDRESS FOR NOTICE

Street: 200 Galleria Parkway, Suite 970

City/State/Zip: Atlanta, GA 30339

Attention: Michael L. Keough

Tel: 770-852-5005

Fax: 770-852-5023

39.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR

Bruce and Nancy Deifik

INVESTOR SIGNATORY

/s/ Bruce and Nancy Deifik

ADDRESS FOR NOTICE

Street: 641 St. Croix

City/State/Zip: Henderson, NV 89012

Attention: Nancy

Tel: 702-407-0063

Fax:

40.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR

John Simon

INVESTOR SIGNATORY

/s/ John Simon

ADDRESS FOR NOTICE

c/o Allen & Company LLC

Street:	711 Fifth Avenue

City/State/Zip: New York, NY 10022

Attention:

Tel:

Fax:

41.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR

Bruce Allen

INVESTOR SIGNATORY

/s/ Bruce Allen

ADDRESS FOR NOTICE

c/o Allen & Company LLC

Street: 711 Fifth Avenue

City/State/Zip: New York, NY 10022

Attention:

Tel:

Fax:

42.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR

Mary Cullen

INVESTOR SIGNATORY

/s/ Mary Cullen

ADDRESS FOR NOTICE

c/o Allen & Company LLC

Street: 711 Fifth Avenue

City/State/Zip: New York, NY 10022

Attention:

Tel:

Fax:

43.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR

Roy Stuart Steeley Trust

INVESTOR SIGNATORY

/s/ Roy Steeley, Trustee

ADDRESS FOR NOTICE

Street: P.O. Box 550

City/State/Zip: Charles Town, W.V. 25414

Attention: Roy Steeley, Trustee

Tel: 304-725-7691

Fax: 304-725-2515

44.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY Prescott Group Capital Management AUTHORIZED SIGNATORY
By:	/s/ Phil Frohlich
	Name:	Phil Frohlich
	Title:	Manager

ADDRESS FOR NOTICE

c/o

Street: 1924 S. Utica Ave., Suite 1120

City/State/Zip: Tulsa, Oklahoma 74104

City/State/Zip:

Attention:

Tel: (918) 747-33412 ext. 3(Eric Green) (918) 747-3412 ext. 4 (Duminda DeSilva)

Fax: (418) 742-7303

Email: eric@prescottcapital.com

Email: duminda@prescottcapital.com

45.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY Wasatch Ultra Growth Fund AUTHORIZED SIGNATORY
By:	/s/ Daniel Thurber
	Name:	Daniel Thurber
Title:

ADDRESS FOR NOTICE

Street: 150 Social Hall Ave., 4th Floor

City/State/Zip: Salt Lake City, UT 84111

Attention: Sarah Matthews/Dan Thurber

Tel: (801) 983-4275

Fax:

Email: smatthews@wasatchadvisors.com

Email: dthurber@wasatchadvisors.com

46.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY Wasatch Micro Cap Fund AUTHORIZED SIGNATORY
By:	/s/ Daniel Thurber
	Name:	Daniel Thurber
Title:

ADDRESS FOR NOTICE

Street: 150 Social Hall Ave., 4th Floor

City/State/Zip: Salt Lake City, UT 84111

Attention: Sarah Matthews/Dan Thurber

Tel: (801) 983-4275

Fax:

Email: smatthews@wasatchadvisors.com

Email: dthurber@wasatchadvisors.com

47.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY Wasatch Global Science & Technology Fund AUTHORIZED SIGNATORY
By:	/s/ Daniel Thurber
	Name:	Daniel Thurber
Title:

ADDRESS FOR NOTICE

Street: 150 Social Hall Ave., 4th Floor

City/State/Zip: Salt Lake City, UT 84111

Attention: Sarah Matthews/Dan Thurber

Tel: (801) 983-4275

Fax:

Email: smatthews@wasatchadvisors.com

Email: dthurber@wasatchadvisors.com

48.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY Wasatch Micro Cap Value Fund AUTHORIZED SIGNATORY
By:	/s/ Daniel Thurber
	Name:	Daniel Thurber
Title:

ADDRESS FOR NOTICE

Street: 150 Social Hall Ave., 4th Floor

City/State/Zip: Salt Lake City, UT 84111

Attention: Sarah Matthews/Dan Thurber

Tel: (801) 983-4275

Fax:

Email: smatthews@wasatchadvisors.com

Email: dthurber@wasatchadvisors.com

49.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY Wasatch Global Opportunities Fund AUTHORIZED SIGNATORY
By:	/s/ Daniel Thurber
	Name:	Daniel Thurber
Title:

ADDRESS FOR NOTICE

Street: 150 Social Hall Ave., 4th Floor

City/State/Zip: Salt Lake City, UT 84111

Attention: Sarah Matthews/Dan Thurber

Tel: (801) 983-4275

Fax:

Email: smatthews@wasatchadvisors.com

Email: dthurber@wasatchadvisors.com

50.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY DAFNA Life Science Ltd. AUTHORIZED SIGNATORY
By:	/s/ Mandana Hedayat
	Name:	Mandana Hedayat, CFA
Title: Director of Risk Management and Chief Compliance Officer of Investment Manager on behalf of DAFNA Life Science Ltd.

ADDRESS FOR NOTICE

c/o DAFNA Capital Management, LLC

Street: 10990 Wilshire Blvd., Suite 1400

City/State/Zip: Los Angeles, CA 90024

Attention: David Fischel

Tel: (310) 954-1510

Fax:

Email: dfischel@DAFNAcapital.com

51.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

DAFNA Life Science Market Neutral Ltd.

AUTHORIZED SIGNATORY

By:	/s/ Mandana Hedayat

Name: Mandana Hedayat, CFA
Title: Director of Risk Management and Chief Compliance Officer of Investment Manager on behalf of DAFNA Life Science Market Neutral Ltd.

ADDRESS FOR NOTICE

c/o DAFNA Capital Management, LLC

Street: 10990 Wilshire Blvd., Suite 1400

City/State/Zip: Los Angeles, CA 90024

Attention: David Fischel

Tel: (310) 954-1510

Fax:

Email: dfischel@DAFNAcapital.com

52.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

DAFNA Life Science Select Ltd.

AUTHORIZED SIGNATORY

By:	/s/ Mandana Hedayat

Name: Mandana Hedayat, CFA
Title: Director of Risk Management and Chief Compliance Officer of Investment Manager on behalf of DAFNA Life Science Select Ltd.

ADDRESS FOR NOTICE

c/o DAFNA Capital Management, LLC

Street: 10990 Wilshire Blvd., Suite 1400

City/State/Zip: Los Angeles, CA 90024

Attention: David Fischel

Tel: (310) 954-1510

Fax:

Email: dfischel@DAFNAcapital.com

53.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Alice Ann Corporation

AUTHORIZED SIGNATORY

By:	/s/ Richard C. Perkins

Alice Ann Corporation
Perkins Capital Management Inc., Attorney-In-Fact By Richard C. Perkins, Executive Vice President

ADDRESS FOR NOTICE

Street: 730 East Lake Street

City/State/Zip: Wayzata, MN 55391-1769

Attention: Richard C. Perkins

Tel: (952) 473-8367

Fax: (952) 473-4702

Email: dickjr@perkinscap.com

54.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Robert G. Allison

AUTHORIZED SIGNATORY

By:	/s/ Richard C. Perkins

Robert G. Allison
Perkins Capital Management Inc., Attorney-In-Fact By Richard C. Perkins, Executive Vice President

ADDRESS FOR NOTICE

Street: 730 East Lake Street

City/State/Zip: Wayzata, MN 55391-1769

Attention: Richard C. Perkins

Tel: (952) 473-8367

Fax: (952) 473-4702

Email: dickjr@perkinscap.com

55.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

William H. Baxter Trustee FBO William H. Baxter Revocable Trust u/a/ dtd 7/3/96

AUTHORIZED SIGNATORY

By:	/s/ Richard C. Perkins

William H. Baxter Trustee FBO William H. Baxter Revocable Trust u/a/ dtd 7/3/96
Perkins Capital Management Inc., Attorney-In-Fact By Richard C. Perkins, Executive Vice President

ADDRESS FOR NOTICE

Street: 730 East Lake Street

City/State/Zip: Wayzata, MN 55391-1769

Attention: Richard C. Perkins

Tel: (952) 473-8367

Fax: (952) 473-4702

Email: dickjr@perkinscap.com

56.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Gary A. Bergren

AUTHORIZED SIGNATORY

By:	/s/ Richard C. Perkins

Gary A. Bergren
Perkins Capital Management Inc., Attorney-In-Fact By Richard C. Perkins, Executive Vice President

ADDRESS FOR NOTICE

Street: 730 East Lake Street

City/State/Zip: Wayzata, MN 55391-1769

Attention: Richard C. Perkins

Tel: (952) 473-8367

Fax: (952) 473-4702

Email: dickjr@perkinscap.com

57.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Piper Jaffray as Custodian FBO Robert H. Clayburgh IRA

AUTHORIZED SIGNATORY

By:	/s/ Richard C. Perkins

Piper Jaffray as Custodian FBO Robert H. Clayburgh IRA
Perkins Capital Management Inc., Attorney-In-Fact By Richard C. Perkins, Executive Vice President

ADDRESS FOR NOTICE

Street: 730 East Lake Street

City/State/Zip: Wayzata, MN 55391-1769

Attention: Richard C. Perkins

Tel: (952) 473-8367

Fax: (952) 473-4702

58.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Dennis D. Gonyea

AUTHORIZED SIGNATORY

By:	/s/ Richard C. Perkins

Dennis D. Gonyea
Perkins Capital Management Inc., Attorney-In-Fact By Richard C. Perkins, Executive Vice President

ADDRESS FOR NOTICE

Street: 730 East Lake Street

City/State/Zip: Wayzata, MN 55391-1769

Attention: Richard C. Perkins

Tel: (952) 473-8367

Fax: (952) 473-4702

59.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Preventive Cardiovascular Nurses Association

AUTHORIZED SIGNATORY

By:	/s/ Richard C. Perkins

Preventive Cardiovascular Nurses Association
Perkins Capital Management Inc., Attorney-In-Fact By Richard C. Perkins, Executive Vice President

ADDRESS FOR NOTICE

Street: 730 East Lake Street

City/State/Zip: Wayzata, MN 55391-1769

Attention: Richard C. Perkins

Tel: (952) 473-8367

Fax: (952) 473-4702

60.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Donald O. & Janet M. Voight TTEE’s FBO Janet M. Voight Trust U/A dtd 8/29/96

AUTHORIZED SIGNATORY

By:	/s/ Richard C. Perkins

Donald O. & Janet M. Voight TTEE’s FBO Janet M. Voight Trust U/A dtd 8/29/96
Perkins Capital Management Inc., Attorney-In-Fact By Richard C. Perkins, Executive Vice President

ADDRESS FOR NOTICE

Street: 730 East Lake Street

City/State/Zip: Wayzata, MN 55391-1769

Attention: Richard C. Perkins

Tel: (952) 473-8367

Fax: (952) 473-4702

61.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

David & Carole Browne Trustees FBO David & Carole Brown Revocable Trust u/a/ dtd 10/23/97

AUTHORIZED SIGNATORY

By:	/s/ Richard C. Perkins

David & Carole Browne Trustees FBO David & Carole Brown Revocable Trust u/a/ dtd 10/23/97
Perkins Capital Management Inc., Attorney-In-Fact By Richard C. Perkins, Executive Vice President

ADDRESS FOR NOTICE

Street: 730 East Lake Street

City/State/Zip: Wayzata, MN 55391-1769

Attention: Richard C. Perkins

Tel: (952) 473-8367

Fax: (952) 473-4702

62.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING INDIVIDUAL

Richard P. Kiphart

AUTHORIZED SIGNATORY

By:	/s/ Richard P. Kiphart

Name: Richard P. Kiphart
Title:

ADDRESS FOR NOTICE

c/o William Blair & Co

Street: 222 West Adams St.

City/State/Zip: Chicago, IL 60606

Attention:

Tel: (312) 364-8420

Fax:

Email: rpk@wmblair.com

63.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING INDIVIDUAL

Irwin Lieber

AUTHORIZED SIGNATORY

By:	/s/ Irwin Lieber

Name: Irwin Lieber
Title:

ADDRESS FOR NOTICE

c/o

Street: 8 Applegreen Drive

City/State/Zip: Old Westbury, NY 11568

Attention: Irwin Lieber

Tel: (212) 918-0548

Fax: (212) 486-4469

Email: Irwin@geocap.com

64.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING INDIVIDUAL

Bernard A. Hausen

AUTHORIZED SIGNATORY

By:	/s/ Bernard A. Hausen

Name: Bernard A. Hausen
Title:

ADDRESS FOR NOTICE

c/o Cardica, Inc.

Street: 900 Saginaw Drive

City/State/Zip: Redwood City, CA 94063

Attention: Bernard A. Hausen

Tel: (650) 331-7124

Fax:

Email: hausen@cardica.com

65.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING INDIVIDUAL

Robert Y. Newell and Ethel N. Newell, Trustees Newell Family 1999 Trust UA Dated 10/12/99

AUTHORIZED SIGNATORY

By:	/s/ Robert Y. Newell

Name: Robert Y. Newell
Title: Trustee

ADDRESS FOR NOTICE

c/o Cardica, Inc.

Street: 900 Saginaw Drive

City/State/Zip: Redwood City, CA 94063

Attention: Robert Y. Newell

Tel: (650) 331-7133

Fax:

Email: newell@cardica.com

66.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING INDIVIDUAL

Bryan D. Knodel

By:	/s/ Bryan D. Knodel

Name: Bryan D. Knodel

ADDRESS FOR NOTICE

c/o Cardica, Inc.

Street: 900 Saginaw Drive

City/State/Zip: Redwood City, CA 94063

Attention: Bryan D. Knodel

Tel: (650) 331-7121

Fax:

Email: knodel@cardica.com

67.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING INDIVIDUAL

Frederick M. Bauer

AUTHORIZED SIGNATORY

By:	/s/ Frederick M. Bauer

Name: Frederick M. Bauer

ADDRESS FOR NOTICE

c/o Cardica, Inc.

Street: 900 Saginaw Drive

City/State/Zip: Redwood City, CA 94063

Attention:

Tel: (650) 331-7163

Fax:

Email: rbauer@cardica.com

68.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING INDIVIDUAL

J. Michael Egan

AUTHORIZED SIGNATORY

By:	/s/ J. Michael Egan

Name: J. Michael Egan

ADDRESS FOR NOTICE

c/o Steadman Hawkins Research Foundation

Street: 181 W. Meado Drive, Suite 1000

City/State/Zip: Vail, CO 81657

Street: (970) 479-5814

City/State/Zip:

Attention:

Tel:

Fax:

Email: Mike.egan@shsmf.org

69.

Annex A
PLAN OF DISTRIBUTION
     We are registering the shares of common stock issued to the selling stockholders and issuable upon exercise of the warrants issued to the selling stockholders to permit the resale of these shares of common stock by the holders of the shares of common stock and warrants from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.
     The selling stockholders may sell all or a portion of the shares of common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of common stock may be sold on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale, in the over-the-counter market or in transactions otherwise than on these exchanges or systems or in the over-the-counter market and in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The selling stockholders may use any one or more of the following methods when selling shares:
•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

70.

     The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, as permitted by that rule, or Section 4(1) under the Securities Act, if available, rather than under this prospectus, provided that they meet the criteria and conform to the requirements of those provisions.
     Broker-dealers engaged by the selling stockholders may arrange for other broker-dealers to participate in sales. If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal. Such commissions will be in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction will not be in excess of a customary brokerage commission in compliance with NASD Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASD IM-2440.
     In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and if such short sale shall take place after the date that this Registration Statement is declared effective by the Commission, the selling stockholders may deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). Notwithstanding the foregoing, the selling stockholders have been advised that they may not use shares registered on this registration statement to cover short sales of our common stock made prior to the date the registration statement, of which this prospectus forms a part, has been declared effective by the SEC.
     The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the warrants or shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

71.

     The selling stockholders and any broker-dealer or agents participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid, or any discounts or concessions allowed to, any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Selling Stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act and may be subject to certain statutory liabilities of, including but not limited to, Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.
     Each selling stockholder has informed the Company that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the common stock. Upon the Company being notified in writing by a selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of common stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In no event shall any broker-dealer receive fees, commissions and markups, which, in the aggregate, would exceed eight percent (8%).
     Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.
     There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.
     Each selling stockholder and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholder and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

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     We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that each selling stockholder will pay all underwriting discounts and selling commissions, if any, and any legal expenses incurred by it. We will indemnify the selling stockholders against certain liabilities, including some liabilities under the Securities Act, in accordance with a registration rights agreement, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholders specifically for use in this prospectus, in accordance with the related registration rights agreements, or we may be entitled to contribution.

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Annex B
CARDICA, INC.
SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE
     The undersigned holder of shares of the common stock, par value $0.001 per share, of Cardica, Inc., a Delaware corporation (the “Company”), issued pursuant to a certain Securities Purchase Agreement by and among the Company and the Purchasers named therein, dated as of September 25, 2009 (the “Agreement”), understands that the Company intends to file with the Securities and Exchange Commission a registration statement on Form S-3 (the “Resale Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Agreement. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.
     In order to sell or otherwise dispose of any Registrable Securities pursuant to the Resale Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Agreement (including certain indemnification provisions, as described below). Holders must complete and deliver this Notice and Questionnaire in order to be named as selling stockholders in the Prospectus. Holders of Registrable Securities who do not complete, execute and return this Notice and Questionnaire within ten (10) Trading Days following the date of the Agreement (1) will not be named as selling stockholders in the Resale Registration Statement or the Prospectus and (2) may not use the Prospectus for resales of Registrable Securities.
     Certain legal consequences arise from being named as a selling stockholder in the Resale Registration Statement and the Prospectus. Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling stockholder in the Resale Registration Statement and the Prospectus.
NOTICE
     The undersigned holder (the “Selling Stockholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item (3), unless otherwise specified in Item (3), pursuant to the Resale Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Agreement.
     The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

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QUESTIONNAIRE
1.	Name.
(a)	Full Legal Name of Selling Stockholder:

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.	Address for Notices to Selling Stockholder:

Telephone:

Fax:

Contact Person:

E-mail address of Contact Person:

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3.	Beneficial Ownership of Registrable Securities Issuable Pursuant to the Purchase Agreement:
(a)	Type and Number of Registrable Securities beneficially owned and issued pursuant to the Agreement:

(b)	Number of shares of common stock to be registered pursuant to this Notice for resale:

4.	Broker-Dealer Status:
(a)	Are you a broker-dealer?

Yes	No

(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes	No

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
(c)	Are you an affiliate of a broker-dealer?

Yes	No

Note:	If yes, provide a narrative explanation below:

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(c)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes	No

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.
(a)	Type and amount of other securities beneficially owned:

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6.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.	Plan of Distribution:
          The undersigned has reviewed the form of Plan of Distribution attached as Annex A to the Registration Rights Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.
State any exceptions here:

***********
          The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Resale Registration Statement. All notices hereunder and pursuant to the Agreement shall be made in writing, by hand delivery, confirmed or facsimile transmission, first-class mail or air courier guaranteeing overnight delivery at the address set forth below. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.
          By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Resale Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the Prospectus.

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          By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Resale Registration Statement. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.
          The undersigned hereby acknowledges and is advised of the following Interpretation A.65 of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:
          “An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling stockholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”
          By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.
          I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.
          In Witness Whereof the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:
PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Lena R. Haslund, Esq.	Tel: (650) 843-5802
Cooley Godward Kronish LLP	Fax: (650) 849-7000
Five Palo Alto Square	Email: lhaslund@cooley.com
3000 El Camino Real
Palo Alto, CA 94306-2155

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